UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 19, 2014

SaasMAX, Inc.

(Exact name of registrant as specified in its charter)

NEVADA	000-54504	27-4636847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3254 Prospect Ave.
La Crescenta, CA	91214
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (818)-249-1157

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Technology Acquisition Agreement

On August 19, 2014, SaaSMax, Inc. ("SaaSMax") and SaaSMax’s wholly-owned subsidiary, Nouveau Ventures Inc. (“Nouveau”) entered into a Technology Acquisition Agreement (the “Technology Acquisition Agreement”) dated August 19, 2014 with David St. James (the “Inventor”). Closing of the Technology Acquisition Agreement will occur on August 23, 2014. Under the terms of the Technology Acquisition Agreement, the Inventor will assign his right, title and interest in a patented technology for optimizing airflow to internal combustion engines to create more power (the “Technology”) and inventions utilizing the Technology that are the subject of United States Patent No. US 7,849,840 (the “Patent”) in consideration of the following:

1.

Issuance to the Inventor of 200,000 shares of the common stock of SaaSMax (the “Shares”) at a deemed price of $0.25 per share. The Shares are held in the custody of SaaSMax’s legal counsel to be released to the Inventor on the following schedule:

(a)

50,000 Shares released on Closing;

(b)

50,000 Shares released four (4) months after Closing;

(c)

50,000 Shares released eight (8) months after Closing; and

(d)

50,000 Shares released twelve (12) months after Closing.

Notwithstanding that the Shares are held in custody and are not released to the Inventor, all voting and dividend rights in respect of the Shares accrue to the Inventor and he is entitled to exercise such rights and receive such benefits in respect of the Shares.

In the event of termination of the Technology Acquisition Agreement, any Shares not released, or scheduled to be released in the next 30 days from the date of termination shall be returned to SaaSMax for cancellation and the Inventor shall have no further rights in respect of such Shares. The Inventor shall execute any stock powers or other documents necessary to give effect to such cancellation and hereby appoints SaaSMax as his attorney for such purposes.

2.

The Inventor also retained a royalty of 5% of gross revenues from the exploitation of the Technology, subject to minimum royalty payments of $1,500 per calendar month (the “Minimum Royalties”).

3.

As further consideration for the sale, assignment and transfer of the Technology, Nouveau and SaaSMax agreed to make expenditures of $100,000 to develop and commercialize the Technology within twelve (12) months from Closing.

Nouveau has the right to sub-license its interest in the Technology, subject to the Inventor being paid 30% of all revenues obtained through sub-licensing.

At Closing, the Inventor will be appointed as Vice-President, Secretary and a Director of SaaSMax.

A copy of the Technology Acquisition Agreement is attached as an exhibit to this report.

Agreement and Plan of Merger and Name Change

On August 20, 2014, SaaSMax, Inc. ("SaaSMax") entered into an Agreement and Plan of Merger with its wholly-owned subsidiary, Nouveau Ventures Inc. whereby effective September 8, 2014, Nouveau Ventures Inc. will be merged with and into SaaSMax, with SaaSMax being the surviving company and changing its name to “Nouveau Ventures Inc.”

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits

Exhibit Number	Description of Exhibit
10.1	Technology Acquisition Agreement dated August 19, 2014 among SaaSMax, David St. James and SaaSMax’s wholly-owned subsidiary, Nouveau Ventures Inc.
10.2	Agreement and Plan of Merger dated August 20, 2014 between SaaSMax, Inc. and Nouveau Ventures Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAASMAX, INC.

Date: August 21, 2014

By:

/s/ Rob Rainer

Rob Rainer,

Chief Executive Officer and Chief Financial Officer

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